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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                        Date of Report: November 26, 1996

                           ALL-COMM MEDIA CORPORATION

                         400 Corporate Pointe, Suite 780
                          Culver City, California 90230
                                 (310) 342-2800


     Nevada                                 0-16730                               88-0085608
(State of Incorporation)             (Commission File No.)                       (IRS Id. No.)

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                             Exhibit Index on Page 4




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ITEM 5.        OTHER EVENTS.

        The Company and certain of its securityholders have agreed, conditioned on the closing of the Company's proposed underwritten public offering (the
"Offering"), to effect a recapitalization of the Company's capital stock, whereby: (i) the Company's Series B Convertible Preferred Stock, par value $.01 per share (the "Series B Preferred Stock"), will be converted, in accordance with its terms without the payment of additional consideration, into 2,480,000 shares of the Company's common stock, par value $.01 per share (the "Common
Stock"); (ii) the Company's Series C Convertible Preferred Stock, par value $.01 per share (the "Series C Preferred Stock") will be repurchased for $1.0 million from the proceeds of the Offering; (iii) all accrued dividends on the Series B
Preferred Stock and the Series C Preferred Stock will be converted into 28,130 shares of Common Stock (assuming conversion on December 16, 1996 at $5 per share); (iv) warrants related to the Series C Preferred Stock, currently exercisable for 3,000,000 shares of Common Stock, will be exchanged for 600,000 shares of Common Stock; (v) agreements with certain of the Company's securityholders to issue, upon consummation of the Offering, warrants exercisable for 1,038,503 shares of Common Stock in consideration for such securityholders' agreement to certain lock-up arrangements will be rescinded at no cost to the Company; and (vi) options held by two of the Company's principal executive officers to purchase 300,000 shares of common stock will be cancelled at no cost to the Company.

ITEM 7.        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
               INFORMATION AND EXHIBITS.

        The following exhibits are filed herewith:

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
               *10.1         Form of Series B Conversion Agreement
               *10.2         Form of Warrant Cancellation Agreement
               *10.3         Form of Series C Repurchase and Exchange
                             Agreement
               *10.4         Form of Option Cancellation Agreement
              **10.5         Press Release dated November 26, 1996
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 *      Incorporated by reference to Amendment No. 1 to the Company's
        Registration Statement on Form SB-2 filed on November 26, 1996.

**      Filed herewith.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            ALL-COMM MEDIA CORPORATION
                                                   (Registrant)


Date:  November 26, 1996                    By: /s/ Scott Anderson
                                               _______________________________
                                               Scott Anderson
                                               Chief Financial Officer


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                                  EXHIBIT INDEX


   Exhibit
    Number                                   Description                                  Page
    ------                                   -----------                                  ----
     10.1        Form of Series B Conversion Agreement                                      *

     10.2        Form of Warrant Cancellation Agreement                                     *

     10.3        Form of Series C Repurchase and Exchange
                 Agreement                                                                  *

     10.4        Form of Option Cancellation Agreement                                      *

     10.5        Press Release dated November 26, 1996                                      5


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*       Incorporated by reference to Amendment No. 1 to the Company's
        Registration Statement on Form SB-2 filed on November 26, 1996.


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